UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2013 is attached below.

MLP Investment Company

KYN Annual Report

November 30, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 16, 2014

Dear Fellow Stockholders:

We are pleased to report that the year ended November 30, 2013 was another very successful year for the Company. Fueled by a strengthening domestic economy, calendar 2013 will be remembered for the outstanding performance of the broader equity markets. The S&P 500 Index set many new all-time highs during 2013 and generated a total return of over 32% — its strongest gain since 1995. While the MLP market, as measured by the Alerian MLP index, did not quite keep pace, it generated a total return of 28%, which is outstanding when considering the fact that this performance was accomplished in a rising interest rate environment. These returns are almost double the returns we projected in last year’s annual letter. Most importantly, we believe the outlook for MLPs remains solid and the sector is poised to generate low double digit returns for several years to come.

In 2013, we reached the fifth anniversary of the financial crisis. Our economy has made significant strides in recovering from the “great recession,” and the outlook for the domestic energy market is distinctly more positive today than it was in 2008. The MLP sector has blossomed into a full-fledged asset class with a market capitalization of over $475 billion during that five-year time period. I can assure you that writing this year’s annual letter was much more enjoyable than the one we wrote in January 2009!

As we have discussed in previous annual letters, the “Shale Revolution” (the development of domestic unconventional resources) continues to be the biggest story in the energy industry. As we predicted two years ago, it has become increasingly clear that the Shale Revolution will have an extremely meaningful impact on the broader domestic economy. Judging by the large number of news articles published in 2013 on the shale plays, hydraulic fracturing and the impact of surging domestic energy production, it is safe to say that most people are aware of the impact unconventional resources are having on all of our day-to-day lives. Job growth related to the energy industry, as well as from increased domestic manufacturing activity, continues to be a boon for the U.S. economy. This impact will continue for many years to come. Plentiful domestic energy supplies and low relative energy prices have led to a resurgence in U.S. manufacturing and positioned the U.S. to become one of the largest exporters of energy products in the world.

The Shale Revolution creates both challenges and opportunities for energy companies. As a result of production increases, significant amounts of new midstream assets must be built to facilitate transportation of this new production to end-users. We believe this creates a tremendous opportunity for Midstream MLPs. Conversely, increased production can put pressure on absolute commodity prices — as witnessed by low natural gas and natural gas liquids prices in 2012 and 2013. It can also create very large pricing differences between geographic areas, which can result in producers having to accept substantial discounts to “market” prices for their production. Further, production in new areas of the country is altering historical transportation routes and, as a result, materially impacting operating results (both positively and negatively) for certain midstream assets. Whether by pipeline or by rail, the transportation of energy products always involves risks, and it is important to understand which management teams are capable of managing these risks. We believe that our team of experienced investment professionals is well positioned to continue to navigate the ever-changing market conditions, as well as identify and capitalize on opportunities as they develop.

We are very proud of the Company’s performance during fiscal 2013. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. For fiscal 2013, the Company delivered a Net Asset Value Return of 29.0%, which was best among its MLP closed end fund peers. Indeed, KYN beat its closest competitor by 2.3% and its average competitor by 6.6%. During the same period, the total return of the Alerian MLP index was 21.6%, a return which KYN outperformed by a remarkable 7.4%. Given our structure as a taxable entity, we are very pleased to have outperformed the Alerian MLP index by such a wide margin. As a reminder, the Alerian MLP index is a non-investable index that does not factor in expenses or corporate taxes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

The Company also increased its quarterly distribution by 10.9% during the year, and has increased its distribution in each quarter for the last three years (a 26% increase in the distribution rate over that time period). We are very proud of this track record of distribution growth and of the Company’s ability to generate distribution growth well in excess of its peers.

Another metric by which we measure the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 28.2% for fiscal 2013. This measure was slightly below our Net Asset Value Return, as the premium of our share price to NAV decreased slightly during fiscal 2013. The premium was 9.2% on November 30, 2012 and 8.5% on November 30, 2013.

The Company was also successful in raising additional capital during fiscal 2013 to make new investments, raising approximately $978 million through two equity offerings, an at-the-market equity offering program, two mandatory redeemable preferred offerings and two senior notes offerings. We firmly believe that our strong relative performance over the past several years is due, in part, to our ability to raise capital and invest such capital in a way that is accretive to both NAV and expected total returns.

MLP Market Overview

MLPs performed very well during the fiscal year, generating a 21.6% total return. Notably, MLPs delivered this strong performance despite the headwind of rising interest rates. At the beginning of fiscal 2013, the yield on 10-year U.S. Treasury Bonds was 1.61%. By November 30, 2013, the yield on these bonds was 2.74%, an increase of 113 basis points. This rise in rates resulted primarily from the anticipated reduction in the Federal Reserve’s quantitative easing, which was a topic of constant speculation throughout much of the year. Over this same time period, the average MLP yield declined from 6.34% to 5.90%, resulting in the MLP “spread to Treasuries” contracting from 473 basis point to 316 basis points. The spread to Treasuries was abnormally wide at the start of 2013, and we believe market participants were building in a cushion based on the expectation of rising interest rates. In spite of the tightening of the spread to Treasuries, we continue to believe MLP yields are attractive, particularly relative to other income-oriented investments. As illustrated in Figure 1 below, MLP yields are significantly higher than yields for investment grade (Baa) bonds, utilities and REITs.

Figure 1. MLP Yields versus Other Income Alternatives (January 16, 2014)

Current yields are not the whole story, however. As we have highlighted over the years, we believe it is the combination of current yield and distribution growth that has contributed to the strong performance of MLPs and continues to make MLPs a compelling investment opportunity. During 2013, distributions grew 7.1% compared to 7.3% in 2012 and 6.3% in 2011, and we believe that prospects for distribution growth in 2014 are also very strong (we forecast growth in the 7% area). Thus, after taking distribution growth into consideration, MLPs look even more attractive relative to other income alternatives.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

A major driver of distribution growth in the MLP sector has been the significant amounts of capital spent to build the midstream infrastructure required to handle growing oil and natural gas production from the development of unconventional reserves. In calendar 2013, we estimate that MLPs spent in excess of $25 billion on organic capital projects to construct and expand this critical energy infrastructure. We expect MLPs to spend in excess of $20 billion on organic growth projects during 2014. Distribution growth was also driven by acquisitions, and 2013 was one of the most active M&A markets we have ever seen. We estimate that MLPs announced over $65 billion in acquisitions during calendar 2013, including a record three MLP-to-MLP mergers, as well as several large joint ventures between MLPs. While it is difficult to predict merger and acquisition activity, we believe the strategic and competitive dynamics that led to the flurry of activity in 2013 could lead to further consolidation in 2014.

In order to fund these significant capital expenditures, access to the capital markets remains extremely important for MLPs. During calendar 2013, MLPs raised a record level of capital for the fourth consecutive year — raising $15 billion in follow-on equity and $32 billion in debt. In addition, at-the-market, or “ATM,” equity offering programs, through which MLPs can sell equity on a daily basis, became much more popular during the year. We believe that MLPs raised well over $5 billion using ATM programs, which is another record. We expect capital markets in 2014 to be at least as active as they were in 2013 and believe market conditions will be receptive for these deals.

There was also a record number of IPOs in the MLP sector during calendar 2013, with 21 IPOs raising $8.2 billion. Since 2010, there have been 54 IPOs, which is amazing considering there are only 114 MLPs currently trading. While the expansion of the sector has certainly been driven by the Shale Revolution, it is also important to note that quite a few of these new entrants are not “traditional” midstream MLP businesses. In particular, the recent vintage of IPOs has seen refining, petrochemical, “frac” sand, wholesale fuel distribution and offshore drilling companies, among others, form MLPs. While we welcome the expansion of the MLP market into other businesses, we believe it is critical to understand the additional risks associated with these new businesses and will only invest in them if we are properly compensated for these additional risks.

At the same time, much larger energy companies such as Marathon Petroleum, Phillips 66 and Valero Energy, having seen the strategic importance of having an MLP, have formed their own MLPs. These MLPs are “traditional” MLPs and are often structured to have built-in growth for many years and little or no exposure to commodity prices, providing an interesting counter-balance to some of the new entrants with more volatile businesses.

We expect the MLP market to continue to expand across the entire energy sector, as more companies view the formation of an MLP to be a strategic imperative. Furthermore, we expect the increasing diversity and complexity of the sector to create wider disparities in valuation and performance among MLPs. As a result, the message that we have been delivering for several years now is truer today than ever — a strong understanding of each MLP’s assets, the domestic and international energy markets and the ability to select individual stocks is critical to outperforming the market. We are confident that our team of over 20 seasoned investment professionals is well suited to take advantage of the sector’s increasing complexity.

Energy Market Overview

We have been highlighting for several years that the development of unconventional reserves or shale plays is the biggest story in the energy market, and this year is no different. The development of these resources promises to be a multi-decade story. Over the past few years, the focus of activity has shifted from the gas-rich basins such as the Barnett Shale, the Fayetteville Shale and the Haynesville Shale, to more oil-rich and NGL-rich basins such as the Bakken Shale, Eagle Ford Shale, Marcellus Shale and Utica Shale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

As a result of continued development of shale plays, domestic production of crude oil, NGLs and natural gas grew in 2013 for the fifth consecutive year. Domestic crude oil production is expected to increase by over one million barrels per day in 2013 (a 16% increase), and for the second consecutive year, crude oil production has recorded the largest annual production increase in our country’s history. Since its trough in 2008, domestic crude oil production has increased by over 50%. The U.S. is currently the largest producer of natural gas in the world, and many experts are predicting that it will become the largest producer of crude oil in the next five to ten years. Further, as discussed below in more detail, the U.S. is set to become one of the largest exporters of energy products over the next decade.

This rapid increase in production across all commodities is rapidly displacing imports. According to recent EIA data, the U.S. was supplying over one-half of its own crude needs for the first time in almost 20 years and was a net exporter of petroleum products at the highest recorded level since the EIA has been tracking the data. These exports are driven in large part by refined products (exports of crude oil are, with a few minor exceptions, prohibited by U.S. laws), but there has also been significant growth in the export of natural gas liquids, or NGLs. In particular, Enterprise and Targa began operating two newly constructed propane export terminals during 2013. Partly as a result of these projects, propane prices recovered significantly in 2013, rising 59% from their lows in January. Both of these projects are being expanded and several other MLPs are evaluating NGL export projects of their own. There has also been significant interest among MLPs and other energy companies in exporting natural gas as liquefied natural gas, or LNG. The LNG liquefaction projects are multi-billion dollar capital projects and are expected to be placed in service in the second half of this decade. Once in service, the U.S. will become a top exporter of LNG. These export opportunities will create large scale investment opportunities for MLPs and other energy companies, as well as ensure a closer relationship between domestic energy prices and international prices.

There was no shortage of developments in the crude oil markets as well. During the year, we saw crude oil “differentials” (which is the spread between crude oil prices at different locations) widen to record levels to due excess supply in certain regions. To combat these differentials, a record amount of crude oil production was transported by rail cars and marine transportation in lieu of pipelines during 2013.

Increased production from new producing areas (such as the Bakken Shale and the Marcellus Shale) continues to have a material impact on historical transportation patterns. While this creates opportunities for many, as new midstream assets need to be built to facilitate product movement, it also creates challenges, as changing transportation patterns can put pressure on certain existing midstream assets that are no longer needed. For instance, oil production from the Bakken Shale, which is located in North Dakota, has increased five-fold in the last five years. The vast majority of that production is not consumed in North Dakota and it must be shipped to refineries elsewhere in the U.S. This has overwhelmed the existing midstream infrastructure in the area and created tremendous opportunities for midstream companies to develop both short-term and long-term transportation solutions. In the Marcellus Shale, natural gas and NGL production has increased to levels well above what the Northeast uses for most of the year. This has put pressure on natural gas prices in the region, as insufficient infrastructure exists to move the natural gas to other markets. Additionally, the increased “local” production reduces the area’s need to source natural gas from its traditional supplier — the gulf coast of Texas and Louisiana — and many of the pipelines from those regions need to be reconfigured in order to maintain their current cash flows. We continue to watch these trends very carefully and position the Company’s portfolio accordingly.

2014 Outlook

In summary, our outlook for 2014 is positive. We expect that distribution growth of approximately 7% will lead to another year of low double-digit total returns for the MLP sector. Continued development of unconventional reserves will create plentiful growth opportunities for the sector. While we expect that rising

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

interest rates could lead to higher yields for MLPs (which would reduce total returns), we believe this will be a temporary headwind. Ultimately, the sector’s attractive yields and prospects for many years of distribution growth will lead to a continuation of strong returns.

Fiscal 2014 is our tenth year of operations. At the time of our IPO in 2004, individual investors in the MLP sector had very few alternatives beyond direct ownership of MLPs. That has changed dramatically over the last ten years — investors can choose from a variety of closed-end funds and open-end funds as well as exchange traded products. We continue to believe closed-end funds are the best structure for individual investors to get exposure to the sector. Further, we are extremely proud of our performance and believe we are well positioned to continue to deliver superior returns for our investors.

We look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

November 30, 2013	November 30, 2012

Top 10 Holdings by Issuer

		Percent of Total Investments* as of November 30,
Holding	Sector	2013	2012
1. Enterprise Products Partners L.P.	Midstream MLP	9.0%	8.9%
2. MarkWest Energy Partners, L.P.	Midstream MLP	6.0	5.6
3. Plains All American Pipeline, L.P.	Midstream MLP	5.7	7.1
4. Williams Partners L.P.	Midstream MLP	5.7	4.3
5. Energy Transfer Partners, L.P.	Midstream MLP	5.2	0.8
6. Kinder Morgan Management, LLC	Midstream MLP	5.2	7.5
7. DCP Midstream Partners, LP	Midstream MLP	4.0	2.5
8. Crestwood Midstream Partners LP	Midstream MLP	3.9	2.5
9. ONEOK Partners, L.P.	Midstream MLP	3.5	3.7
10. Regency Energy Partners LP	Midstream MLP	3.4	3.9

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2013, we had total assets of $6.3 billion, net assets applicable to our common stock of $3.4 billion (net asset value of $34.30 per share), and 100.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of November 30, 2013, we held $6.2 billion in equity investments and no debt investments.

Recent Events

On September 16, 2013, we completed a public offering of Series G mandatory redeemable preferred stock with a $50 million aggregate liquidation value. The Series G shares pay cash dividends at a rate of 4.60% per annum. The net proceeds from this offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

On September 24, 2013, we put in place an “at-the-market” offering program (or “ATM program”). This ATM program enables us to sell newly issued shares of common stock at the market prices through ordinary brokers’ transactions. During our fiscal fourth quarter, we sold 0.5 million shares ($18 million) pursuant to the ATM.

Results of Operations — For the Three Months Ended November 30, 2013

Investment Income.    Investment income totaled $10.9 million for the quarter and consisted primarily of net dividends and distributions on our investments. We received $88.1 million of dividends and distributions, of which $76.3 million was treated as return of capital and $0.8 million was distributions in excess of cost basis. We received $6.0 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $36.9 million, including $20.2 million of net investment management fees, $10.4 million of interest expense (including non-cash amortization of debt offering costs of $0.5 million), and $1.1 million of other operating expenses. Preferred stock distributions for the quarter were $5.2 million (including non-cash amortization of offering costs of $0.3 million).

Net Investment Loss.    Our net investment loss totaled $18.1 million and included a current tax benefit of $3.0 million and deferred income tax benefit of $4.9 million.

Net Realized Gains.    We had net realized gains from our investments of $30.0 million, net of $10.1 million of current tax expense and $6.2 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $175.8 million. The net change consisted of a $274.9 million increase in our unrealized gains on investments and a deferred tax expense of $99.1 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $187.7 million. This increase was comprised of a net investment loss of $18.1 million, net realized gains of $30.0 million and net increase in unrealized gains of $175.8 million, as noted above.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Fiscal Year Ended November 30, 2013

Investment Income.    Investment income totaled $40.0 million for the fiscal year and consisted primarily of net dividends and distributions on our investments. We received $310.0 million of dividends and distributions, of which $267.2 million was treated as return of capital and $3.1 million was distributions in excess of cost basis. Return of capital was increased by $0.3 million due to the 2012 tax reporting information that we received in the fiscal third quarter 2013. Interest and other income was $0.3 million. We received $26.3 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $140.1 million, including $72.9 million of net investment management fees, $40.8 million of interest expense (including non-cash amortization of debt offering costs of $2.1 million), and $4.1 million of other operating expenses. Preferred stock distributions for the fiscal year were $22.3 million (including non-cash amortization of offering costs of $2.8 million).

Net Investment Loss.    Our net investment loss totaled $69.8 million and included a current tax benefit of $5.4 million and deferred income tax benefit of $24.9 million.

Net Realized Gains.    We had net realized gains from our investments of $202.5 million, net of $21.0 million of current tax expense and $96.0 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $603.8 million. The net change consisted of a $952.5 million increase in our unrealized gains on investments and a deferred tax expense of $348.7 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $736.5 million. This increase was comprised of a net investment loss of $69.8 million, net realized gains of $202.5 million and net increase in unrealized gains of $603.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2013	Fiscal Year Ended November 30, 2013
Distributions and Other Income from Investments
Dividends and Distributions(1)	$88.1	$310.0
Paid-In-Kind Dividends and Distributions(1)	6.0	26.3
Interest and Other Income	—	0.3
Net Premiums Received from Call Options Written	—	3.2

Total Distributions and Other Income from Investments	94.1	339.8
Expenses
Investment Management Fee	(20.2)	(72.9)
Other Expenses	(1.1)	(4.1)
Interest Expense	(9.9)	(39.1)
Preferred Stock Distributions	(4.9)	(19.5)
Income Tax Benefit	7.9	30.3

Net Distributable Income (NDI)	$65.9	$234.5

Weighted Shares Outstanding	100.1	94.6
NDI per Weighted Share Outstanding	$0.658	$2.478

Adjusted NDI per Weighted Share Outstanding	$0.627 (2)	$2.455	(2)(3)

Distributions paid per Common Share(4)	$0.610	$2.350

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	During the three months ended November 30, 2013, Plains All American GP LLC paid a special distribution of $3.2 million. Adjusted NDI excludes this distribution.

(3)	Adjusted NDI excludes $0.5 million of premium paid and $0.6 million of accrued dividends as a result of the redemption of Series D mandatory redeemable preferred stock during the second quarter of fiscal 2013.

(4)	The distribution of $0.61 per share for the fourth quarter of fiscal 2013 was paid on January 10, 2014. Distributions for fiscal 2013 include the distributions paid in April 2013, July 2013, October 2013 and January 2014.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On December 12, 2013, we declared a quarterly distribution of $0.61 per common share for the fourth quarter of fiscal 2013 (a total distribution of $61.4 million). The distribution represents an increase of 2.5% from the prior quarter’s distribution and an increase of 10.9% from the distribution for the quarter ended November 30, 2012. The distribution was paid on January 10, 2014 to common stockholders of record on January 6, 2014.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions, received from MLPs, that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2013 of $1,693 million was comprised of $1,175 million of senior unsecured notes (“Senior Notes”), $69 million outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $449 million of mandatory redeemable preferred stock. Total leverage represented

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

27% of total assets at November 30, 2013. As of January 14, 2014, we had $112 million borrowed under our Credit Facility, and we had $1.5 million of cash.

At November 30, 2013, our Credit Facility had a total commitment of $250 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

We had $1,175 million of Senior Notes outstanding at November 30, 2013. We have $110 million of Senior Notes that mature in November 2014 that we expect to refinance during the fiscal year. The remaining Senior Notes mature between 2015 and 2025.

As of November 30, 2013, we had $449 million of mandatory redeemable preferred stock outstanding. The mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2021. On September 16, 2013, we completed a public offering of $50 million of Series G mandatory redeemable preferred stock with a mandatory redemption date of October 1, 2021. The net proceeds from the offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

At November 30, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 413% for debt and 303% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions.

As of November 30, 2013, our total leverage consisted of both fixed rate (76%) and floating rate (24%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.51%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 180.9%
Equity Investments(1) — 180.9%
Midstream MLP(2) — 149.9%
Access Midstream Partners, L.P.	2,793	$156,883
Arc Logistics Partners LP(3)	795	16,023
Atlas Pipeline Partners, L.P.	626	21,878
Boardwalk Pipeline Partners, LP	192	5,057
Buckeye Partners, L.P.	2,676	182,200
Crestwood Midstream Partners LP	10,763	243,669
Crosstex Energy, L.P.	5,514	146,901
DCP Midstream Partners, LP	5,173	249,221
El Paso Pipeline Partners, L.P.	4,143	172,270
Enbridge Energy Management, L.L.C.(4)	1,108	31,644
Enbridge Energy Partners, L.P.	5,303	159,570
Energy Transfer Partners, L.P.(5)	6,039	327,063
Enterprise Products Partners L.P.(5)	8,895	560,114
Global Partners LP	2,061	73,983
Holly Energy Partners, L.P.	235	7,400
Kinder Morgan Energy Partners, LP	2,329	190,927
Kinder Morgan Management, LLC(4)	4,218	322,951
Magellan Midstream Partners, L.P.	2,850	177,112
MarkWest Energy Partners, L.P.(6)	5,387	372,080
Midcoast Energy Partners, L.P.(3)	864	15,543
Niska Gas Storage Partners LLC	1,814	27,584
NuStar Energy L.P.	1,722	91,894
ONEOK Partners, L.P.	4,109	220,089
Plains All American Pipeline, L.P.(6)	6,902	355,925
PVR Partners, L.P.	5,169	127,683
QEP Midstream Partners, LP	519	11,750
Regency Energy Partners LP	8,797	214,461
Sprague Resources LP(3)	1,285	22,144
Summit Midstream Partners, LP	1,003	33,693
Sunoco Logistics Partners L.P.	201	14,250
Tallgrass Energy Partners, LP	188	4,671
Targa Resources Partners L.P.	2,304	117,640
Western Gas Partners, LP	2,106	134,110
Williams Partners L.P.	6,889	354,022

		5,162,405

Midstream Company — 10.1%
Kinder Morgan, Inc.	1,447	51,419
ONEOK, Inc.	1,510	87,674
Plains GP Holdings, L.P. — Unregistered(6)(7)(8)	6,402	137,087
Targa Resources Corp.	308	24,945
The Williams Companies, Inc.	1,319	46,473

		347,598

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(amounts in 000’s)

Description	No. of Shares/Units	Value
Shipping MLP — 6.8%
Capital Product Partners L.P.	2,841	$25,455
Capital Products Partners L.P. — Class B Units(7)(9)	3,030	28,879
Dynagas LNG Partners LP(3)	964	18,072
Golar LNG Partners LP	889	28,441
KNOT Offshore Partners LP	385	10,803
Navios Maritime Partners L.P.	857	14,405
Teekay LNG Partners L.P.	663	27,263
Teekay Offshore Partners L.P.	2,508	82,326

		235,644

General Partner MLP — 5.0%
Alliance Holdings GP L.P.	1,935	106,410
Crestwood Equity Partners LP	4,203	64,646

		171,056

Upstream MLP & Income Trust — 4.9%
BreitBurn Energy Partners L.P.	2,202	41,642
Enduro Royalty Trust	718	9,507
EV Energy Partners, L.P.	510	16,669
Legacy Reserves L.P.	682	18,395
LRR Energy, L.P.	403	6,617
Mid-Con Energy Partners, LP	2,352	53,451
Pacific Coast Oil Trust	578	8,231
SandRidge Mississippian Trust II	186	1,753
SandRidge Permian Trust	678	8,883
VOC Energy Trust	282	4,614

		169,762

Other — 4.2%
Alliance Resource Partners, L.P.	201	14,695
Clearwater Trust(6)(7)(10)	N/A	1,550
Exterran Partners, L.P.	2,355	65,533
Lehigh Gas Partners LP	19	550
Rhino Resource Partners LP	23	261
SunCoke Energy Partners, L.P.	1,301	35,088
USA Compression Partners, LP	1,062	26,023

		143,700

Total Equity Investments (Cost — $3,627,551)		6,230,165

Liabilities
Credit Facility		(69,000)
Senior Unsecured Notes		(1,175,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(449,000)
Current Tax Liability		(3,730)
Deferred Tax Liability		(1,073,858)
Other Liabilities		(42,774)

Total Liabilities		(2,813,362)
Other Assets		27,113

Total Liabilities in Excess of Other Assets		(2,786,249)

Net Assets Applicable to Common Stockholders		$3,443,916

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(amounts in 000’s)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(4)	Dividends are paid-in-kind.

(5)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(6)	The Company believes that it is an affiliate of Clearwater Trust, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). See Note 5 — Agreements and Affiliations.

(7)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(8)	The Company holds an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

(9)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(10)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2013

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $3,368,991)	$5,363,523
Affiliated (Cost — $258,560)	866,642

Total investments (Cost — $3,627,551)	6,230,165
Cash	257
Deposits with brokers	1,311
Receivable for securities sold	9,060
Interest, dividends and distributions receivable	1,783
Deferred debt and preferred stock offering costs and other assets	14,702

Total Assets	6,257,278

LIABILITIES
Payable for securities purchased	1,933
Investment management fee payable	20,217
Accrued directors’ fees and expenses	106
Accrued expenses and other liabilities	20,518
Current income tax liability	3,730
Deferred income tax liability	1,073,858
Credit facility	69,000
Senior unsecured notes	1,175,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (17,960,000 shares issued and outstanding)	449,000

Total Liabilities	2,813,362

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,443,916

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (100,418,659 shares issued and outstanding, 182,040,000 shares authorized)	$100
Paid-in capital	2,047,560
Accumulated net investment loss, net of income taxes, less dividends	(736,238)
Accumulated realized gains, net of income taxes	493,123
Net unrealized gains, net of income taxes	1,639,371

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,443,916

NET ASSET VALUE PER COMMON SHARE	$34.30

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$269,593
Affiliated investments	40,452

Total dividends and distributions	310,045

Return of capital	(267,195)
Distributions in excess of cost basis	(3,122)

Net dividends and distributions	39,728
Interest and other income	275

Total Investment Income	40,003

Expenses
Investment management fees, before investment management fee waiver	73,968
Administration fees	982
Professional fees	561
Custodian fees	543
Reports to stockholders	413
Directors’ fees and expenses	424
Insurance	212
Other expenses	977

Total expenses — before waiver, interest expense, preferred distributions and taxes	78,080
Investment management fee waiver	(1,099)
Interest expense and amortization of offering costs	40,805
Distributions on mandatory redeemable preferred stock and amortization of offering costs	22,357

Total expenses — before taxes	140,143

Net Investment Loss — Before taxes	(100,140)
Current income tax benefit	5,425
Deferred income tax benefit	24,864

Net Investment Loss	(69,851)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	318,317
Investments — affiliated	(463)
Options	1,612
Interest rate swap contracts	32
Current income tax expense	(20,954)
Deferred income tax expense	(96,020)

Net Realized Gains	202,524

Net Change in Unrealized Gains
Investments — non-affiliated	716,653
Investments — affiliated	235,912
Options	(27)
Deferred income tax benefit (expense)	(348,740)

Net Change in Unrealized Gains	603,798

Net Realized and Unrealized Gains	806,322

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$736,471

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012
OPERATIONS
Net investment loss, net of tax(1)	$(69,851)	$(58,611)
Net realized gains, net of tax	202,524	94,944
Net change in unrealized gains, net of tax	603,798	235,058

Net Increase in Net Assets Resulting from Operations	736,471	271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(144,672)	(127,330)
Distributions — return of capital	(70,129)	(45,115)

Dividends and Distributions to Common Stockholders	(214,801)	(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 11,249,151 and 12,500,000 shares of common stock, respectively	392,861	385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(15,534)	(16,085)
Issuance of 738,095 and 801,204 shares of common stock from reinvestment of dividends and distributions, respectively	24,098	23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	401,425	392,272

Total Increase in Net Assets Applicable to Common Stockholders	923,095	491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	2,520,821	2,029,603

End of year	$3,443,916	$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $19,545 and $17,409 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2013 and 2012, respectively, were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	Distributions paid to common stockholders for the fiscal years ended November 30, 2013 and 2012, respectively, are characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$736,471
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	267,195
Net realized gains	(319,498)
Net unrealized gains	(952,538)
Purchase of long-term investments	(1,907,962)
Proceeds from sale of long-term investments	1,156,609
Increase in deposits with brokers	(1,095)
Increase in receivable for securities sold	(2,381)
Increase in interest, dividends and distributions receivable	(1,695)
Amortization of deferred debt offering costs	2,082
Amortization of mandatory redeemable preferred stock offering costs	2,812
Increase in other assets, net	(51)
Decrease in payable for securities purchased	(2,618)
Increase in investment management fee payable	5,030
Increase in accrued directors’ fees and expenses	12
Decrease in call option contracts written, net	(406)
Increase in accrued expenses and other liabilities	1,255
Increase in current tax liability	3,191
Increase in deferred tax liability	419,896

Net Cash Used in Operating Activities	(593,691)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	50,000
Issuance of shares of common stock, net of offering costs	377,327
Proceeds from offering of senior unsecured notes	410,000
Proceeds from offering on mandatory redeemable preferred stock	175,000
Redemption of senior unsecured notes	(125,000)
Redemption of mandatory redeemable preferred stock	(100,000)
Costs associated with renewal of credit facility	(1,986)
Costs associated with offering of senior unsecured notes	(2,596)
Costs associated with offering of mandatory redeemable preferred stock	(4,212)
Cash distributions paid to common stockholders, net	(190,703)

Net Cash Provided by Financing Activities	587,830

NET DECREASE IN CASH	(5,861)
CASH — BEGINNING OF YEAR	6,118

CASH — END OF YEAR	$257

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $24,098 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2013, interest paid was $38,050 and income tax paid was $12,338.

The Company received $48,046 of paid-in-kind and non-cash dividends and distributions during the fiscal year ended November 30, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,									For the Period September 28, 2004(1) through November 30, 2004
	2013	2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.73)	(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	8.72	4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	7.99	3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—	—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.54)	(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.75)	(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.09	0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	—	0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.09	0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$34.30	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$37.23	$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	28.2%	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,									For the Period September 28, 2004(1) through November 30, 2004
	2013	2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.1	0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.5	2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.1	2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	14.4	7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	19.0%	12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income (loss) to average net assets(4)	(2.3)%	(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	21.2%	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$3,027,563	$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	1,175,000	890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	69,000	19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—	—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	449,000	374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	412.9%	418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	303.4%	296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$11.70	$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company reports its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2013, the Company held 4.9% of its net assets applicable to common stockholders (2.7% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $167,516. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the fiscal year ended November 30, 2013, the Company had $267,195 of return of capital and $3,122 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Fiscal Year Ended November 30, 2013
Return of capital portion of dividends and distributions received	86%
Return of capital — attributable to net realized gains (losses)	$48,942
Return of capital — attributable to net change in unrealized gains (losses)	218,253

Total return of capital	$267,195

For the fiscal year ended November 30, 2013, the Company estimated the return of capital portion of distributions received to be $266,944 (86%). This amount was increased by $251 due to the 2012 tax reporting information received by the Company in the fiscal third quarter 2013. As a result, the return of capital percentage was unchanged for the fiscal year ended November 30, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends/distributions, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2013, the Company received the following paid-in-kind and non-cash dividends and distributions.

Fiscal Year Ended November 30, 2013
Paid-in-kind dividends/distributions
Buckeye Partners, L.P. (Class B Units)(1)	$2,983
Crestwood Midstream Partners LP (Class C Units)(2)	612
Enbridge Energy Management, L.L.C.	735
Kinder Morgan Management, LLC	21,998

26,328
Non-cash distributions
Energy Transfer Partners, L.P.	9,689
Enterprise Products Partners L.P.	12,029

21,718

Total paid-in-kind and non-cash dividends/distributions	$48,046

(1)	Converted into common units on September 1, 2013.

(2)	Converted into common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2009 remain open and subject to examination by the federal and state tax authorities.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$6,230,165	$6,062,649	$—	$167,516

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2013. For the fiscal year ended November 30, 2013, there were no transfers between Level 1 and Level 2.

As of November 30, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $1,175,000 and 17,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $449,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $449,000 of mandatory redeemable preferred stock, Series E ($120,000 liquidation value), Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. Of the $1,175,000 Senior Notes, Series HH ($175,000) may be traded by qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), through a market maker. As a result, the Company categorizes the Series HH Senior Notes as Level 2. The remaining three series of preferred stock (the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Series A, B and C mandatory redeemable preferred stock) and the remaining Senior Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Senior Notes ($1,000,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes (Series M through GG)	$1,000,000	$1,029,800
Senior Notes (Series HH)	$175,000	$175,200
Mandatory redeemable preferred stock (Series A, B and C)	$154,000	$165,300
Mandatory redeemable preferred stock (Series E, F and G)	$295,000	$287,456

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2013.

Equity Investments
Balance — November 30, 2012	$129,311
Purchases	65,000
Issuances	3,595
Transfers out	(114,927)
Realized gains (losses)	—
Unrealized gains, net	84,537

Balance — November 30, 2013	$167,516

The $84,537 of unrealized gains presented in the table above for the fiscal year ended November 30, 2013 relate to investments that are still held at November 30, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

The purchases of $65,000 for the fiscal year ended November 30, 2013 relate to the Company’s investment in Capital Products Partners L.P. (Class B Units) and Inergy Midstream, L.P. (Common Units). The issuance of $3,595 for the fiscal year ended November 30, 2013 relates to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The transfers out of $114,927 for the fiscal year ended November 30, 2013 relate to the Company’s investments in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP, (Class C Units) and Inergy Midstream, L.P. (Common Units) that became marketable during fiscal 2013.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Beginning in the fiscal fourth quarter, the Company’s investment in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. This is due to the recent initial public offering (“IPO”) of Plains GP Holdings, L.P. (“Plains GP”) as the Company’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. Plains GP completed its IPO in October 2013 and as part of such offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). During the 15-month lock-up period, the Company is valuing its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity. In addition, the Company is entitled to a prorated distribution with respect of the portion of the fourth calendar quarter of 2013 that Plains GP was not public. Because this distribution is not reflected in the public market value of Plains GP, the Company is increasing the value of its investment in PAA GP by the estimated amount of this distribution until it is paid in February 2014.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

The Company’s other private investment is an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value Clearwater Trust using projections provided to the Company by the owners of the coal reserves as well as internally developed estimates. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of November 30, 2013:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$137,087	- Discount to publicly-traded	- Current discount	9.0%	9.0%	9.0%
public companies		securities	- Remaining restricted period	417 days	417 days	417 days
(PIPE) – valued based on a discount to market value

Equity securities of	28,879	- Convertible pricing model	- Credit spread	7.0%	8.0%	7.5%
public companies – not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 8.0%	32.5% 8.0%	30.0% 8.0%

Equity securities of	1,550	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$167,516

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2013, the Company had the following investment concentrations.

Category	Percent of Total Assets
Securities of energy companies	99.3%
Equity securities	99.6%
MLP securities	90.2%
Largest single issuer	9.0%
Restricted securities	2.7%

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

providing these services, KAFA receives an investment management fee from the Company. On September 18, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2014 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company renewed the agreement with KAFA for an additional one-year term expiring on December 11, 2014 to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000, thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000. For the fiscal year ended November 30, 2013, the Company paid management fees at an annual rate of 1.36% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2013, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Clearwater Trust — At November 30, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA, various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in PAA GP (which is exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and PAA GP.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2013, the Company had a current income tax liability of $3,730. The payable is the result of estimated taxable income under alternative minimum tax (“AMT”) for the fiscal year ended November 30, 2013. Components of the Company’s tax assets and liabilities as of November 30, 2013 are as follows:

Current tax liability	$(3,730)

Deferred tax assets:
Net operating loss carryforwards — Federal	8,408
Net operating loss carryforwards — State	412
AMT credit carryforwards	16,760
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(1,099,438)

Total deferred tax liability, net	$(1,073,858)

At November 30, 2013, the Company had federal net operating loss carryforwards of $24,723 (deferred tax asset of $8,408). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2029 to 2032. In addition, the Company has state net operating loss carryforwards of $14,085 (deferred tax asset of $412). These state net operating loss carryforwards have expiration dates ranging from the current year to 2032.

At November 30, 2013, the Company had AMT credit carryforwards of $16,760. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2012, the Company reduced its cost basis for income tax purposes by $203,442 associated with cash distributions received from MLP investments. During the same period, the Company had additional cost basis reductions of $146,470 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

Fiscal Year Ended November 30, 2013
Computed federal income tax at 35%	$410,164
State income tax, net of federal tax	21,035
Non-deductible distributions on mandatory redeemable preferred stock and other	4,226

Total income tax expense (benefit)	$435,425

At November 30, 2013, the cost basis of investments for federal income tax purposes was $3,275,732. The cost basis for federal income tax purposes is $351,819 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated income or losses from its MLP investments. At November 30, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$2,963,785
Gross unrealized depreciation of investments	(9,352)

Net unrealized appreciation of investments	$2,954,433

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	$22,627	$28,879	$9.53	0.8%	0.5%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	1,550	N/A	0.1	0.0
Plains GP Holdings, L.P.(6)
Common Units	(2)	(3)	6,402	25,396	137,087	21.41	4.0	2.2

Total				$51,289	$167,516		4.9%	2.7%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the fiscal year ended November 30, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(5)	Unregistered security of a private trust.

(6)	The Company holds an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. There were no outstanding options at November 30, 2013. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2013 were as follows:

	Number of Contracts	Premium
Put Options Purchased
Options outstanding at November 30, 2012	—	$—
Options purchased	230	3
Options exercised	(230)	(3)

Options outstanding at November 30, 2013	—	$—

Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	40,524	3,787
Options subsequently repurchased(1)	(15,580)	(1,433)
Options exercised	(21,688)	(2,111)
Options expired	(7,356)	(649)

Options outstanding at November 30, 2013	—	$—

(1)	The price at which the Company subsequently repurchased the options was $470, which resulted in net realized gains of $963.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2013, the Company did not have any interest rate swap contracts outstanding.

During the first and second quarters of fiscal 2013, the Company entered into interest rate swap contracts ($175,000 notional amount) in anticipation of a private placement of Senior Notes. On March 22, 2013, these interest rate swap contracts were terminated in conjunction with the pricing of the private placement, and resulted in a $32 realized gain.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company did not have any derivative instruments outstanding as of November 30, 2013. The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,612	$(27)
Interest rate swap contracts	Interest rate swap contracts	32	—

		$1,644	$(27)

9.    Investment Transactions

For the fiscal year ended November 30, 2013, the Company purchased and sold securities in the amounts of $1,907,962 and $1,156,609 (excluding short-term investments and options).

10.    Credit Facility

At November 30, 2013, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2013, the average amount outstanding under the Credit Facility was $77,649 with a weighted average interest rate of 2.10%. As of November 30, 2013, the Company had $69,000 outstanding under the Credit Facility at an interest rate of 1.77%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Senior Unsecured Notes

At November 30, 2013, the Company had $1,175,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $110,000 (the “April Funding”) of the $235,000 total offering amount. Proceeds from the April Funding were used to make new portfolio investments and to repay outstanding indebtedness. The remaining $125,000 was funded on June 13, 2013 and was used to refinance $125,000 principal amount of the Series K Senior Notes which would have matured on June 19, 2013. On August 22, 2013, the Company completed an offering of $175,000 of Series HH Senior Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The net proceeds from the offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes. On December 12, 2013, the Company commenced an offer to exchange its unregistered Series HH Senior Notes, for registered Series HH Senior Notes. The terms of these registered Senior Notes are substantially identical to the unregistered notes. The exchange offer concluded on January 10, 2014 with holders of $174,700 in unregistered Senior Notes electing to exchange their notes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of the Senior Notes at November 30, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Redeemed	Principal Issued	Principal Outstanding, November 30, 2013	Estimated Fair Value November 30, 2013	Fixed/Floating Interest Rate	Maturity Date
K	$125,000	$125,000	$—	$—	$—	5.991%	6/19/13
M	60,000	—	—	60,000	62,800	4.560%	11/4/14
N	50,000	—	—	50,000	50,300	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	68,400	4.210%	5/7/15
P	45,000	—	—	45,000	45,200	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	—	25,000	26,600	3.730%	11/9/17
S	60,000	—	—	60,000	64,200	4.400%	11/9/20
T	40,000	—	—	40,000	43,600	4.500%	11/9/22
U	60,000	—	—	60,000	60,000	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	74,000	3.710%	5/26/16
W	100,000	—	—	100,000	109,200	4.380%	5/26/18
X	14,000	—	—	14,000	14,300	2.460%	5/3/15
Y	20,000	—	—	20,000	20,700	2.910%	5/3/17
Z	15,000	—	—	15,000	15,500	3.390%	5/3/19
AA	15,000	—	—	15,000	15,400	3.560%	5/3/20
BB	35,000	—	—	35,000	35,800	3.770%	5/3/21
CC	76,000	—	—	76,000	77,600	3.950%	5/3/22
DD	—	—	75,000	75,000	74,900	2.740%	4/16/19
EE	—	—	50,000	50,000	49,200	3.200%	4/16/21
FF	—	—	65,000	65,000	63,400	3.570%	4/16/23
GG	—	—	45,000	45,000	43,100	3.670%	4/16/25
HH	—	—	175,000	175,000	175,200	3-month LIBOR + 125 bps	8/19/16

	$890,000	$125,000	$410,000	$1,175,000	$1,205,000

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the fiscal year ended November 30, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.57%.

As of November 30, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12.    Preferred Stock

At November 30, 2013, the Company had 17,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $449,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock ($100,000 liquidation value). The redemption price per share was equal to the liquidation value, plus (i) accumulated unpaid dividends of $578, calculated using the current rate of 4.95% accrued to, but not including, the redemption date and (ii) a redemption premium of $500 (0.5% of the liquidation value). On September 16, 2013, the Company completed a public offering of 2,000,000 shares of Series G mandatory redeemable preferred stock at a price of $25.00 per share ($50,000 liquidation value). Net proceeds from the offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at November 30, 2013.

	Liquidation Value				Estimated Fair Value November 30, 2013	Rate	Mandatory Redemption Date
Series	November 30, 2012	Shares Redeemed	Shares Issued	November 30, 2013
A	$104,000	$—	$—	$104,000	$112,700	5.57%	5/7/17
B	8,000	—	—	8,000	8,400	4.53%	11/9/17
C	42,000	—	—	42,000	44,200	5.20%	11/9/20
D	100,000	100,000	—	—	—	4.95%	6/1/18
E(1)	120,000	—	—	120,000	120,576	4.25%	4/1/19
F(2)	—	—	125,000	125,000	116,600	3.50%	4/15/20
G(3)	—	—	50,000	50,000	50,280	4.60%	10/1/21

	$374,000	$100,000	$175,000	$449,000	$452,756

(1)	Series E mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.12 on November 30, 2013.
(2)	Series F mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $23.32 as of November 30, 2013.
(3)	Series G mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.14 as of November 30, 2013.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series E, F and G mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series E, F and G
Rating as of November 30, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

On September 24, 2013, the Company put in place an “at-the-market” offering program (or “ATM program”). This ATM program enables the Company to sell newly issued shares of common stock at the market prices through ordinary brokers’ transactions. As of November 30, 2013, the Company had issued 505,156 shares of common stock pursuant to the ATM at an average price of $35.78 per share (gross proceeds of $18,074). The Company pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the program.

During fiscal 2013, the Company completed two public offerings of common stock: 1) on March 12, 2013, the Company sold 4,543,995 shares of common stock at a price of $33.36 per share and 2) on July 15, 2013, the Company sold a 6,200,000 shares of common stock at a price of $36.00 per share. At November 30, 2013, the Company had 182,040,000 shares of common stock authorized and 100,418,659 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	738,095
Shares issued in connection with the offerings of common stock	11,249,151

Shares outstanding at November 30, 2013	100,418,659

14.    Subsequent Events

On December 12, 2013, the Company declared its quarterly distribution of $0.61 per common share for the fourth quarter of fiscal 2013 for a total quarterly distribution payment of $61,391. The distribution was paid on January 10, 2014 to common stockholders of record on January 6, 2014. Of this total, pursuant to the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Company’s dividend reinvestment plan, $6,786 was reinvested into the Company through the issuance of 191,901 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2013, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 17, 2014

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors on September 18, 2013 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term through December 11, 2014.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its coverage efforts. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s best-in-class access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil a few years ago and continued to experience various challenges, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the Company compares favorably to other similar closed-end funds. The Independent Directors also considered the fact that the Company has historically outperformed its benchmark for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and that the Company has generated strong returns for investors. The Independent Directors also reviewed information comparing the performance of the Company with other MLP fund structures, including exchange-traded funds and open-end funds, and concluded that the comparative information showed that the performance of the Company compares favorably to these other MLP fund structures. The Independent Directors noted that in addition to the information received for the meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Board noted that the comparison to Other Accounts had limited value given the differences in strategy between, and the substantial differences in services provided to, the Company and such Other Accounts. The Adviser’s successful handling of the past market downturn and related leverage challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s use of private investments, particularly “PIPE” transactions, and the Adviser’s successful pricing and timing strategies related to the capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The Independent Directors also considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined and noted that the Adviser

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

added professionals to its already robust and high-quality investment team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered information provided by the Adviser relating to the Company’s operating expenses, and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that the Adviser has agreed to a breakpoint under the existing fee structure, which has been implemented through an annual waiver agreement, such that the effective annual rate of the management fee with respect to the assets of the Company in excess of the threshold level are lower than the fee rate with respect to the assets of the Company at or below the threshold level, resulting in a lower effective average fee rate as the Company grows. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser, including the addition of the breakpoint to the existing fee structure, which represents a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with any applicable future economies of scale.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.

Current:

• KYE

• Teeccino Caffe Inc.
(beverage manufacturer and distributor)

• Caucus for Television Producers, Writers & Directors Foundation
(not-for-profit organization)

Prior:

• Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since March 2008	Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) since March 2010. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current:

• KYE

• PVR
(midstream MLP)

• Niska Gas Storage Partners LLC
(natural gas storage)

• USA Compression Partners, LP
(natural gas compression MLP)

Prior:

• BGH
(general partner of BPL)

• BPL
(midstream MLP)

• Gibson Energy ULC
(midstream energy)

• PVG
(owned general partner of PVR)

• Penn Virginia Corporation
(oil and gas exploration and production company)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); Kayne Anderson Energy Development Company (“KED”); and Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”) since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

• KYE

• KED

• KMF

• Emerge Energy Services LP
(frac sand MLP)

• Range Resources Corporation
(oil and gas exploration and production company)

Prior:

• Clearwater Natural Resources, L.P.
(coal mining)

• Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

• International Resource Partners LP
(coal mining)

• K-Sea Transportation Partners LP
(shipping MLP)

• ProPetro Services, Inc.
(oilfield services)

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005; of KED since September 2006; and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: • The Source for Women (not-for-profit organization)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Managing Director KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Current: • VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006, respectively. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since 2012 and of KYE, KED, KMF and KA Associates, Inc. (broker-dealer) since December 2013.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYE since 2005; of KED since 2006; and of KMF since August 2010.	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by our Adviser and the Fund Complex included KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex as noted above.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with KAFA, our investment adviser.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2013, and (b) fiscal year ended November 30, 2012.

	2013	2012
Audit Fees	$189,900	$221,900
Audit-Related Fees	261,500	120,600
Tax Fees	186,600	186,600
All Other Fees	—	—

Total	$638,000	$529,100

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2013 was $186,600, and $186,600 for the fiscal year ended November 30, 2012. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.

(h) No disclosures are required by this Item 4(h).

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Anne K. Costin, Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

(a) Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of November 30, 2013, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE since May 2005 and of KED since September 2006, Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE since June 2008 and of KED since July 2008 and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $4 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit

2

manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	5	$3,374	—	N/A	—	N/A
J.C. Frey	5	$3,374	—	N/A	10	$995

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$1,190	1	$70
J.C. Frey	—	N/A	14	$4,688	2	$86

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2013:

Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2013, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

3

Kevin S. McCarthy: over $1,000,000

J.C. Frey: over $1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 17, 2014

	By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer
Date: January 17, 2014

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.